BLACKROCK ETF TRUST

iShares Government Money Market ETF

iShares Prime Money Market ETF

(each, a “Fund” and together, the “Funds”)

Supplement dated February 27, 2026 to the Prospectuses and Statements of Additional Information (“SAI”) of the Funds, each dated February 27, 2026, as amended or supplemented to date

Beginning in April 2026 with the first dividends payable on or about April 9, 2026, the Funds expect to declare and distribute dividends from net investment income on a weekly basis, rather than monthly, in accordance with each Fund’s distribution policies as set forth in the Prospectus and SAI of that Fund. The last monthly dividends for the Funds are expected to be declared on or about March 31, 2026 and paid on or about April 7, 2026, and the first weekly dividends for the Funds are expected to be declared on or about April 7, 2026 and paid on or about April 9, 2026.

Therefore, effective on April 7, 2026, the following changes are made to each Fund’s Prospectus and SAI, as applicable:

The first paragraph of the “Shareholder Information—Dividends and Distributions” section of each Prospectus is hereby deleted in its entirety and replaced with the following:

General Policies. Dividends from net investment income, if any, generally are declared and paid weekly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

The first sentence of the second paragraph of “Taxes—Taxation of U.S. Shareholders” in each SAI is hereby deleted in its entirety and replaced with the following:

The Fund intends to distribute weekly to its shareholders substantially all of its investment company taxable income and annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).

Shareholders should retain this Supplement for future reference.

PRSAI-MMETF-0226SUP